UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2015

QUEST SOLUTION, INC.

(Exact name of registrant as specified in charter)

Delaware	000-09047	20-3454263
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2580 Anthem Village Dr. Henderson, NV 89052

(Address of Principal Executive Offices)

(702) 399-9777

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 21, 2015, Quest Solution, Inc. (the “Company”) issued a press release (the “Q1 Results Press Release”) announcing financial results for the first quarter ended March 31, 2015, and selected first quarter and year-to-date highlights. A copy of the Q1 Results Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On May 14, 2015, the Company issued a press release (the “Viascan Press Release”) announcing that the Company entered into a Letter of Intent to merge with ViascanQData a leading provider of Data Collection and label-ribbon converter services and technology. A copy of the Viascan Press Release is attached hereto as Exhibit 99.2 and incorporated into this Item 7.01 by reference.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the information in these Items 2.02 and 7.01 disclosures, including Exhibits 99.1 and 99.2, and the information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Q1 Results Press Release, dated May 21, 2015

99.2	Viascan Press Release, dated May 14, 2015

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2015

QUEST SOLUTION, INC.

By:	/s/ Tom Miller
Tom Miller
Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Q1 Results Press Release, dated May 21, 2015

99.2	Viascan Press Release, dated May 14, 2015

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